UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EMERSON RADIO CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐         Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EMERSON RADIO CORP.

959 ROUTE 46 EAST, SUITE 210

PARSIPPANY, NEW JERSEY 07054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 20, 2025 (EASTERN TIME)

Dear Stockholder:

As a stockholder of Emerson Radio Corp., you are hereby given notice of and invited to attend in person or by proxy our Annual Meeting of Stockholders to be held at Cooley LLP, 55 Hudson Yards, New York, New York 10001, on Thursday, March 20, 2025, at 9:30 a.m., local time. A proxy card and a proxy statement for the annual meeting are enclosed.

At this year’s stockholders’ meeting, you will be asked to consider and act on the following proposals: (i) to elect the four nominees named in the accompanying proxy statement as directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, (ii) to ratify the appointment of Grassi & Co., CPAs, P.C.  (“Grassi”) as our independent registered public accountants for the fiscal year ending March 31, 2025, (iii) to approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended March 31, 2024 as set forth in the accompanying proxy statement, (iv) to approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers, and (v) to consider such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote FOR each of the proposals listed. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our common stock as of the close of business on February 7, 2025, are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/ Michael Binney
Michael Binney
Secretary

Parsippany, New Jersey

February 17, 2025

YOUR VOTE IS IMPORTANT.

PLEASE EXECUTE AND RETURN PROMPTLY THE

ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

EMERSON RADIO CORP.

959 ROUTE 46 EAST, SUITE 210

PARSIPPANY, NEW JERSEY 07054

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 20, 2025 (EASTERN TIME)

To Our Stockholders:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board of Directors” or “Board”) of Emerson Radio Corp., a Delaware corporation (“Emerson” or the “Company”), to be used at our Annual Meeting of Stockholders to be held at Cooley LLP, 55 Hudson Yards, New York, New York 10001, on Thursday, March 20, 2025, at 9:30 a.m., local time, or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on February 7, 2025, which is the record date, are entitled to vote at our annual meeting. We expect to begin mailing this proxy statement and the enclosed proxy card to our stockholders on or about February 17, 2025.

The Annual Meeting of Stockholders is being held to consider and act upon the following proposals:

1.

To elect the four nominees named in this proxy statement as directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.

2.	To ratify the appointment of Grassi & Co., CPAs, P.C. (“Grassi”) as our independent registered public accountants for the fiscal year ending March 31, 2025.

3.

To approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended March 31, 2024, as set forth in this proxy statement. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers.

4.	To consider such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 20, 2025 (Eastern Time).

Our proxy materials, including our Proxy Statement for the Annual Meeting, 2024 Annual Report to Stockholders (which contains our Annual Report on Form 10-K for the fiscal year ended March 31, 2024) and proxy card, are available on the Internet at http://www.astproxyportal.com/ast/02008.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the record date to vote on each of the proposals properly brought before the annual meeting. As of the record date, there were 21,042,652 shares of our common stock, par value $.01 per share, outstanding and entitled to vote at the annual meeting. Each outstanding share of our common stock is entitled to one vote.

The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote on all matters other than the election of directors and the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders of the shares before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (NYSE), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

Assuming that a quorum is present, directors will be elected by a plurality vote (Proposal 1). There is no right to cumulate votes in the election of directors. As a result, abstentions and “broker non-votes” will not affect the outcome of the vote on this proposal. The election of directors is not considered to be a “routine” matter and brokers are not permitted to vote on this matter if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote the shares.

Assuming that a quorum is present, the approval of the proposal regarding ratification of the appointment of Grassi & Co., CPAs, P.C.  (“Grassi”), as our independent registered public accountants for the fiscal year ending March 31, 2025 (Proposal 2), the approval, on an advisory basis, of the proposal regarding compensation of our named executive officers for the fiscal year ended March 31, 2024, as set forth in this proxy statement (Proposal 3), and approval of any other matter that may properly come before the annual meeting will require that an affirmative vote of a majority of the total votes be cast on these proposals, in person or by proxy, to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and “broker non-votes”, if any, will not affect the outcome of the vote on these proposals. The proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence the Company does not expect that there will be a significant number of “broker non-votes” on such proposal.

Assuming that a quorum is present, with respect to the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (Proposal 4), the option of every year, every two years or every three years that receives the highest number of votes cast will be the frequency of that vote that has been approved by the Company’s stockholders on an advisory basis. Abstentions and “broker non-votes” will not have an effect on the vote for this proposal.

As of the record date, S&T International Distribution Ltd. (“S&T”), which is a wholly owned subsidiary of Grande N.A.K.S. Ltd. (“N.A.K.S.”), which is a wholly owned subsidiary of Nimble Holdings Company Limited (formerly known as The Grande Holdings Limited) (“Nimble”), collectively have the shared power to vote and direct the disposition of 15,243,283 shares, or approximately 72.4%, of the Company’s outstanding common stock. Accordingly, the Company is a “controlled company” as defined in Section 801(a) of the NYSE American Company Guide (the “Company Guide”).

The accompanying proxy card provides space for you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal except for Proposals 1 and 4. With respect to Proposal 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more of the nominees. With respect to Proposal 4 (the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers), votes may be cast for one, two or three years, or abstain from voting, and the result will be determined by a plurality of the votes cast. The Company’s Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

The Company’s Board of Directors recommends that you vote “FOR” each of the proposals presented in this proxy statement. Specifically, the Board of Directors recommends you vote:

●	“FOR” the election of the nominees for director identified herein;

●	“FOR” the ratification of the appointment of Grassi as the Company’s independent registered public accountants for the fiscal year ending March 31, 2025;

●	“FOR” the approval of the compensation of our named executive officers; and

●	“FOR” conducting future advisory votes to approve the compensation of our named executive officers every “Three Years.”

When a signed proxy card is returned with choices specified with respect to voting matters, the individuals designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. The Company has designated Christopher Ho and Michael Binney as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If no specific instructions are given, the shares will be voted in accordance with the recommendations of the Board of Directors as described in the second preceding paragraph. If any matters not described in this proxy statement are properly presented at the annual meeting, the proxies will use their own judgment to determine how to vote your shares.

You have the unconditional right to revoke your proxy at any time prior to the voting at the annual meeting by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, the Company will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at the Company’s offices located at 959 Route 46 East, Suite 210, Parsippany, New Jersey 07054. Please contact the Company’s Secretary at (973) 428-2000 or by writing to the address above if you would like to make arrangements to examine the stockholder list at the Company’s offices.

PROPOSAL 1: ELECTION OF DIRECTORS

Four directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

On December 12, 2024, the Board of Directors nominated the following individuals, each of whom currently serves as a member of the Company’s Board of Directors, for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified: Christopher Ho, Michael Binney, Kareem E. Sethi, and Kin Yuen. The Company has appointed Mr. Ho to serve as Chairman of the Board. All nominees have consented to serve if elected and the Company has no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Company’s Board of Directors may recommend, (ii) the Company’s Board of Directors may reduce the number of directors to eliminate the vacancy or (iii) the Company’s Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The current Board of Directors nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees as of February 7, 2025, is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by Emerson.

Name	Age	Director Since	Principal Occupation or Employment

Christopher Ho	74	2016

Christopher Ho, the Chief Executive Officer and President of the Company since June 2021 as well as a director of the Company and the Chairman of the Board since June 2016, brings his extensive knowledge of the Company and experience in consumer electronics, international trade and corporate finance to the Board of Directors. Mr. Ho had also previously served as the Company’s Chairman of the Board from July 2006 through November 2013. Since May 2018, Mr. Ho has served as a director of S&T International Distribution Ltd. and Grande N.A.K.S. Ltd., which are wholly owned subsidiaries of Nimble Holdings Company Limited , and collectively the Company’s controlling stockholder. Mr. Ho previously was a director of The Grande Holdings Limited (now known as Nimble Holdings Company Limited), a Hong Kong-based group of companies engaged principally in the licensing of trademarks and distribution of consumer electronics products, from October 1991 to February 2016. Mr. Ho graduated from the University of Toronto in 1974. He is a Chartered Professional Accountant, Chartered Accountant and Chartered Management Accountant of Canada. He is also a Certified Public Accountant in Hong Kong and a member of the Hong Kong Institute of Certified Public Accountants. He was a partner in an international accounting firm before joining The Grande Holdings Limited and has extensive experience in distribution, licensing, manufacturing, international trade and corporate finance.

Based on Mr. Ho’s experience in consumer electronics, international trade and corporate finance, the Board of Directors believes that he is well qualified to serve as a director of the Company.

Name	Age	Director Since	Principal Occupation or Employment

Michael Binney	65	2016

Michael Binney has served as the Chief Operating Officer of the Company since January 2022 and as the Company’s Secretary since July 2017. Previously, Mr. Binney served as Chief Financial Officer of the Company from March 2017 to January 2022. He has also served as a director of the Company since June 2016, bringing extensive public company accounting experience in addition to his knowledge of the Company to the Board of Directors. Since August 2016, Mr. Binney has served as a director of S&T International Distribution Ltd. and Grande N.A.K.S. Ltd., which are wholly owned subsidiaries of Nimble Holdings Company Limited. From November 2016 to December 2017, Mr. Binney served as an Executive Director and Group Chief Financial Officer of The Grande Holdings Limited (now known as Nimble Holdings Company Limited). He is a fellow member of the Institute of Chartered Accountants in England and Wales. From June 2016 through November 2016, Mr. Binney served as Deputy Chief Executive Officer (Finance Accounting & Company Secretarial) of The Grande Holdings Limited. From 2010 to March 2016, Mr. Binney served as an Executive Director and Chief Financial Officer of the Vinarco International Group of Companies, an upstream supplier to the oil and gas industry in the Asia-Pacific region. Mr. Binney previously served as a non-executive director of The Grande Holdings Limited from 2009 to 2010, and as an Executive Director of The Grande Holdings Limited from 2001 to 2009. He also was a member of the Board of Directors of Lafe Corporation Limited, a company listed on the Singapore Exchange, as a non-executive director from 2009 to 2010 and as Executive Director from 2001 until 2009. Mr. Binney was a member of the Board of Directors of the Company from 2005 to 2008. Previous to the above appointments, Mr. Binney worked for over 10 years at major international accounting firms including KPMG and PricewaterhouseCoopers.

Based on Mr. Binney’s experience in management, accounting and public company reporting, the Board believes that he is well qualified to serve as a director of the Company.

Kareem E. Sethi (1)	47	2007

Kareem E. Sethi has been a director since December 2007. Mr. Sethi has served as Managing Director of Streetwise Capital Partners, Inc. since 2003. From 1999 until 2003, Mr. Sethi was Manager, Business Recovery Services for PricewaterhouseCoopers LLP.

Based on Mr. Sethi’s experience in accounting, corporate finance and portfolio management, the Board believes that he is well qualified to serve as a director of the Company.

Name	Age	Director Since	Principal Occupation or Employment

Kin Yuen (1)	70	2016

Mr. Yuen, a director of the Company since June 2016, brings extensive experience in corporate finance, financial planning, public company reporting and management to the Board of Directors. Since 2004, Mr. Yuen has served as an independent non-executive director of Huayi Tencent Entertainment Co. Ltd., a company listed on the Stock Exchange of Hong Kong Limited and engaged in entertainment and media businesses. From September 2017 to May 2024, Mr. Yuen served as an executive director of Culturecom Holdings Limited, a company listed on the Hong Kong Stock Exchange and engaged in publishing businesses. From April 2016 to December 2020, Mr. Yuen served as an independent non-executive director of Lafe Corporation Limited, a company listed on the Singapore Exchange engaged in real property development. From 2009 to 2014, Mr. Yuen was the Chief Financial Officer and an Executive Director of Varitronix International Ltd., a Hong Kong-listed company and manufacturer of LCD and related products. Mr. Yuen holds a Master of Business Administration degree from the University of Toronto, Canada. He is a Chartered Professional Accountant in Canada and he is a fellow member of the Hong Kong Institute of Certified Public Accountants, and of the Association of Chartered Certified Accountants.

Based on Mr. Yuen’s experience in corporate finance, financial planning, public company reporting and management, the Board of Directors believes that he is well qualified to serve as a director of the Company.

(1)         Member of the Audit Committee

Family Relationships

There are no family relationships among the nominees for director, the officers and key employees of the Company.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of Emerson common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of February 7, 2025, the beneficial ownership of (i) each current director and director nominee; (ii) each of the Company’s named executive officers; (iii) the Company’s current directors and executive officers as a group; and (iv) each stockholder known by the Company to own beneficially more than 5% of the Company’s outstanding shares of common stock. Common stock beneficially owned and percentage ownership as of February 7, 2025, was based on 21,042,652 shares outstanding. Except as otherwise indicated and based upon the Company’s review of information as filed with the Securities and Exchange Commission (“SEC”), the Company believes that the beneficial owners of the securities listed have sole or shared investment and voting power with respect to such shares, subject to community property laws where applicable. Except as otherwise noted, the address of each of the following beneficial owners is c/o Emerson Radio Corp., 959 Route 46 East, Suite 210, Parsippany, New Jersey 07054.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class
Christopher Ho	0		0%
Michael Binney	0		0%
Kareem E. Sethi	0		0%
Kin Yuen	0		0%
Richard Li	0		0%
All Directors and Executive Officers as a Group (5 persons)	0		0%
S&T International Distribution Ltd.	15,243,283	(1)	72.4%

(1)

Based, in part, upon disclosures filed on a Schedule 13D/A on February 15, 2019, by S&T and on a Schedule 13D/A on February 15, 2019, by Wealth Warrior Global Ltd. (“Wealth Warrior”), these shares are owned directly by S&T, which is a wholly owned subsidiary of N.A.K.S., which is a wholly owned subsidiary of Nimble. As the owners of approximately 73.9% in the aggregate of Nimble, Wealth Warrior, Merchant Link Holdings Limited (“ML”), and Rise Vision Global Limited (“RV”) share the indirect power to vote and dispose of the shares of the Company’s common stock held for the account of S&T. ML is wholly owned by Aurizon Enterprises Limited (“AE”), AE is wholly owned by Omen Charm Limited (“OC”), and OC is wholly owned by Splendid Brilliance (PTC) Limited (“SB”). RV is wholly owned by Ocean Rose Global Limited (“OR”), OR is wholly owned by Praisewise Limited (“PL”), and PL is wholly owned by SB. Mr. Bingzhao Tan is the sole director of each of AE, ML, OR and RV, and the sole director and sole shareholder of Wealth Warrior. Ms. Guichai He is the sole director of OC and PL, and is sole director and sole shareholder of SB. SB holds the shares of OC and PL in trust, and serves as the sole trustee over such shares. Accordingly, AE and OR share the indirect power to vote and dispose of these shares held for the account of S&T. Mr. Tan is the settlor and a discretionary beneficiary of the shares of OC and PL held in trust by SB. Accordingly, Mr. Tan and Ms. He may be deemed to share power to direct the voting and disposition of these shares held for the account of S&T and may be deemed to be a beneficial owner of such shares. The address of Nimble is Unit C01, 32/F, TML Tower, 3 Hoi Shing Road, Tsuen Wan, New Territories, Hong Kong. The address of N.A.K.S and S&T is 27/F Standard Chartered Tower, Millennium City 1, 388 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong. The address of Mr. Tan and Ms. He, and of Wealth Warrior, ML, RV and the above affiliated entities, is Unit C, 32/F., TML Tower, No. 3 Hoi Shing Road, Tsuen Wan, New Territories, Hong Kong.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors and Committees

The Company’s Board of Directors presently consists of four directors. The Board of Directors has determined that two of the director nominees, Messrs. Sethi and Yuen, meet the definition of independence as established by the NYSE American listing standards and applicable SEC rules.

The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors meets periodically during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board of Director approval. The Board of Directors held five formal meetings during the Company’s fiscal year ended March 31, 2024 (“Fiscal 2024”), and also acted by unanimous written consent. During Fiscal 2024, each member of the Board of Directors participated in each meeting of the Board of Directors and all meetings of committees on which such member served, that were held during the period in which such director served during Fiscal 2024. The Company encourages, but does not require, members of the Board of Directors to attend annual meetings of stockholders. All of the Company’s directors who were nominated for re-election attended the Company’s annual meeting of stockholders held on March 21, 2024 (Eastern Time).

The Board of Directors presently has one standing committee, the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 10A-3 thereunder.

Controlled Company. The Company does not maintain a nominating committee or a compensation committee. So long as Nimble beneficially holds more than 50% of the outstanding common stock of Emerson, Emerson is a “controlled company” as defined in Section 801(a) of the Company Guide. Accordingly, the Company relies on exemptions from certain corporate governance requirements to have (i) a majority of independent directors, (ii) a nominating and corporate governance committee composed entirely of independent directors or (iii) a compensation committee composed entirely of independent directors. The full Board of Directors, among other things, (i) identifies individuals qualified to become members of the Board of Directors and selects director nominees for election at the next Annual Meeting of Stockholders, (ii) reviews and monitors matters related to management development and succession, (iii) develops and implements executive compensation policies and pay for performance criteria, and (iv) reviews and approves salaries, bonuses and incentive awards.

Audit Committee. The Company’s Audit Committee currently consists of Mr. Sethi (Chairman) and Mr. Yuen, each of whom the Board of Directors has determined meets the definition of independence as established by the NYSE American listing rules and SEC rules. Mr. Sethi is currently the Chairman of the Audit Committee and the “audit committee financial expert.” Pursuant to Section 803(B)(2)(c) of the Company Guide, as a smaller reporting company the Company is required to have an audit committee of at least two independent members, as defined by the listing standards of the NYSE American.

The Audit Committee is empowered by the Board of Directors, among other things, to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system; (ii) review and appraise the audit efforts of the Company’s independent auditors; (iii) assume direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors and for the resolution of disputes between the independent auditors and the Company’s management regarding financial reporting issues; and (iv) provide the opportunity for direct communication among the independent auditors, financial and senior management and the Board of Directors. During Fiscal 2024, the Audit Committee performed its duties under a written charter approved by the Board of Directors and formally met four times. A copy of the Company’s Audit Committee Charter is posted on the Company’s website at www.emersonradio.com on the Investor Relations page.

Report of the Audit Committee

This report shall not be deemed “soliciting material” or incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either act.

The Audit Committee has (i) reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2024 with the Company’s management and with the Company’s independent registered public accountants, Grassi & Co., CPAs, P.C.  (“Grassi”); (ii) discussed with the Company’s independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for filing with the SEC.

Members of the Audit Committee
Kareem E. Sethi (Chairman)
Kin Yuen

Considerations in Director Selection

Procedures for Considering Nominations Made by Stockholders. Nominations for election to the Board of Directors may be made by the Company’s Board of Directors or by any stockholder of any outstanding class of the Company’s capital stock entitled to vote for the election of directors. The following procedures shall be utilized in considering any candidate for election to the Board of Directors at an annual meeting, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. Stockholder proposals for director nominations to be included in next year’s proxy materials must be delivered to the Company’s Secretary at its corporate headquarters no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is moved by more than thirty (30) days from the date of the previous year’s annual meeting, notice must be so delivered a reasonable time before the company begins to print and send its proxy materials for such annual meeting. In addition, pursuant to the Company’s bylaws, stockholders who wish to nominate a person for election as a director at the annual meeting must deliver written notice to the President or Chairman of the Board of the Company at its corporate headquarters not less than twenty (20) days prior to the annual meeting; provided, however, that if the Company furnishes less than thirty (30) days’ notice of any meeting, such notification must be delivered not later than ten (10) days following the date on which the Company provided such notice, but in no event less than five (5) days prior to such annual meeting. Any such written notice must be directed to the attention of the Company’s President or the Chairman of the Board at the Company’s corporate headquarters and must comply with the applicable provisions of the Company’s bylaws, as amended. If you wish to submit a director nomination at the annual meeting that is not to be included in next year’s proxy materials, you must do so by no later than thirty five (35) business days prior to the date of the annual meeting. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) promulgated under the Exchange Act. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. A nomination notice must set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) information that will enable the Company’s Board of Directors to determine whether the candidate satisfies the minimum criteria and any additional criteria established by the Company’s Board of Directors.

Qualifications. The Company’s Board of Directors has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee (i) must satisfy any legal requirements applicable to members of the Board of Directors; (ii) must have business, professional or other experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations; and (iii) must have knowledge of the types of responsibilities expected of members of the board of directors of a public company.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders, members of the Company’s management and members of the Company’s Board of Directors. The Company’s Board of Directors has a policy that there will be no differences in the manner in which its Board of Directors evaluates nominees recommended by stockholders and nominees recommended by it or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include a review of the information provided to the Board of Directors by the proponent and a review of such other information as the Board of Directors shall determine to be relevant.

Diversity Considerations in Director Nominations. The Company does not have a formal diversity policy. The Company believes its Board of Directors represents a collection of individuals with a variety of complementary skills which, as a group, possess the appropriate skills and experience to oversee the Company’s business. The Board of Directors considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Company’s Board of Directors.

Board Leadership Structure

The Company does not have a formal policy regarding whether the roles of the Chairman of the Board and Chief Executive Officer should be combined or separated. The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board of Directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which the Company operates, the right board leadership structure may vary as circumstances warrant. Currently, the roles of Chief Executive Officer and Chairman of the Board are combined and Mr. Ho serves as both the Chairman of the Board and as the Chief Executive Officer.

Role in Risk Oversight

Although the Company’s management is responsible for implementing systems and processes to identify and manage risks, the Company’s Board of Directors has oversight responsibility for the Company’s risk management processes. In carrying out its oversight responsibility, the Board of Directors has delegated to individual committees certain elements of its risk oversight function. This oversight is administered primarily through the following:

•

The Board of Directors’ review and approval of the Company’s annual budget (prepared and presented to the Board of Directors by the management team) and regular updates from the management team, including discussion of the opportunities and challenges facing the Company’s business;

•

The Audit Committee’s oversight of the Company’s internal control over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of the Company’s internal controls and financial reporting; and

•	The Board of Directors’ review of executive officer compensation and its relationship to the Company’s business plans.

Process for Sending Communications to the Board of Directors

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual at c/o Emerson Radio Corp., 959 Route 46 East, Suite 210, Parsippany, New Jersey 07054. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Hedging Policy

The Company has adopted an Insider Trading Policy that prohibits directors, executive officers, and certain other employees of the Company from engaging in transactions in puts, calls or other derivative securities on an exchange or in any other organized market and from engaging in any hedging transaction.

Codes of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer. This Code of Ethics was established with the intention of focusing Senior Financial Officers on areas of ethical risk, providing guidance to help them recognize and deal with ethical issues, providing mechanisms to report unethical conduct, fostering a culture of honesty and accountability, deterring wrongdoing and promoting fair and accurate disclosure and financial reporting.

The Company has also adopted a Code of Conduct for Officers, Directors and Employees of Emerson Radio Corp. and its Subsidiaries (“Code of Conduct”). We prepared this Code of Conduct to help all officers, directors and employees understand and comply with the Company’s policies and procedures. Overall, the purpose of the Company’s Code of Conduct is to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) prompt internal reporting of code violations to an appropriate person or persons identified in the Code of Conduct; and (v) accountability for adherence to the Code of Conduct.

The Code of Ethics and the Code of Conduct are posted on the Company’s website at www.emersonradio.com on the Investor Relations page. If the Company makes any substantive amendments to, or grants any waiver (including any implicit waiver) from a provision of the Code of Ethics or the Code of Conduct, and that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the executive officers of Emerson as of February 7, 2025:

Name	Age	Position	Year Became Officer
Christopher Ho	74	Chief Executive Officer, President and Chairman of the Board of Directors	2021
Richard Li	58	Chief Financial Officer	2022
Michael Binney	65	Executive Vice President and Chief Operating Officer	2017

Christopher Ho has served as the Company’s Chief Executive Officer and President since June 2021. He has also served as a director of the Company and the Chairman of the Board since June 2016. Mr. Ho had also previously served as the Company’s Chairman of the Board from July 2006 through November 2013. See Mr. Ho’s biographical information above.

Richard Li has served as the Company’s Chief Financial Offer since January 2022. Previously, Mr. Li served as the Chief Financial Officer of Sansui Electric (China) Co., Ltd, a PRC company engaged in the electronic manufacturing business, since 2014. Mr. Li also served as the Chief Financial Officer of Sansui Manufacturing Services Limited, a company engaged in providing corporate and strategic planning services, from 2012 to 2013. Mr. Li also served as the Chief Financial Officer of Lafe Corporation Limited, a company formerly listed on the Singapore Exchange, from 2005 to 2011. Mr. Li earlier worked as an auditor at Deloitte Touche Tohmatsu for 4 years and as a financial controller in the manufacturing industry for 10 years. Mr. Li holds a Bachelor of Arts (Honours) Degree in Accountancy from the Hong Kong Polytechnic University. He is currently an associate member of the Hong Kong Institute of Certified Public Accountants, the Association of Chartered Certified Accountants and The Hong Kong Chartered Governance Institute.

Michael Binney has served as the Company’s Executive Vice President and Chief Operating Officer since January 2022 and has served as Secretary of the Company since July 2017. Previously, Mr. Binney served as Chief Financial Officer from March 2017 to January 2022. He has also served as a director of the Company since June 2016. See Mr. Binney’s biographical information above.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2024

The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to the Company and its subsidiaries for Fiscal 2024 and for the fiscal year ended March 31, 2023, which was awarded to, earned by or paid to the Company’s named executive officers during Fiscal 2024.

Name and Principal Position	Fiscal Year	Salary($)	Bonus($)(1)	All Other Compensation ($)	Total ($)
Christopher Ho	2024	$264,000	$40,000	$0	$304,000
Chief Executive Officer	2023	$243,000	$10,000	$577	$253,577
Michael Binney	2024	$211,005	$29,385	$2,308	$242,698
Chief Operating Officer	2023	$197,404	$8,125	$2,307	$207,836
Richard Li	2024	$123,383	$3,125	$2,308	$128,816
Chief Financial Officer	2023	$101,000	$3,125	$2,307	$106,432

(1) Represents bonus paid during the fiscal year.

Employment Agreements

During Fiscal 2024, the Company had employment agreements with certain of its named executive officers, each of which is described below.

Christopher Ho.  Christopher Ho, the Company’s President and Chief Executive Officer, entered into an employment agreement, effective July 19, 2021, with Emerson Radio (Hong Kong) Limited, a wholly owned subsidiary of the Company. The agreement provides for an annual base salary of $240,000, and an annual discretionary bonus payable at any time as recommended by the Board. The contract extends until the termination of the agreement by either the Company or Mr. Ho upon the delivery from one to the other of not less than one months’ prior written notice.

Michael Binney. Michael Binney, the Company’s Executive Vice President and Chief Operating Officer, entered into an employment agreement, effective January 16, 2022 (as amended on July 6, 2023), with Emerson Radio (Hong Kong) Limited, a wholly owned subsidiary of the Company. The agreement provides for an annual base salary of $195,000, and an annual discretionary bonus payable at any time as recommended by the Board. The contract extends until the earlier of the retirement of Mr. Binney and the first day of the following month immediately after his 67th birthday, or the termination of the agreement by either the Company or Mr. Binney upon the delivery from one to the other of not less than one months’ prior written notice. In October 2019, the Board granted to Mr. Binney an aggregate cash retention bonus of $60,000, which will be earned in three equal installments of $20,000 on each of the first three anniversaries of the retention bonus agreement, effective October 7, 2019, subject to repayment requirements in certain conditions.

Richard Li. Richard Li, the Company’s Chief Financial Officer, entered into an employment agreement, effective January 16, 2022, with Emerson Radio (Hong Kong) Limited, a wholly owned subsidiary of the Company. The agreement provides for an annual base salary of $100,000, and an annual discretionary bonus payable at any time as recommended by the Board. The contract extends until the earlier of the retirement of Mr. Li and the first day of the following month immediately after his 65th birthday, or the termination of the agreement by either the Company or Mr. Li upon the delivery from one to the other of not less than one months’ prior written notice.

Outstanding Equity Awards at Fiscal Year-End

None of the Company’s named executive officers held any outstanding equity awards at March 31, 2024.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The Board did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined Item 402(v) of Regulation S‑K to link compensation paid to the named executive officers (“NEOs”). Accordingly, we have omitted the tabular list of financial performance measures and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

PAY VERSUS PERFORMANCE
Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non- PEO NEOs(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)(6)	Net Income (Loss) (thousands)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2024	$ 304,000	$ 304,000	$ 185,757	$ 185,757	$ 98.15	$766
2023	$ 253,577	$ 253,577	$ 157,134	$ 157,134	$ 72.97	$ (1,360)
2022	$ 180,000	$ 180,000	$ 94,015	$ 94,015	$ 57.89	$ (3,626)

(1)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act, and as such, we are only required to include information for the past three fiscal years in this table.

(2)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Christopher Ho (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table for Fiscal 2024” herein and “Executive Compensation—Summary Compensation Table for Fiscal 2023” in the Company’s proxy statement for Fiscal 2023.

(3)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Ho, as computed in accordance with Item 402(v) of Regulation S-K. Mr. Ho did not hold any equity awards during the applicable years and, accordingly, there were no adjustments made to Mr. Ho’s total compensation. As a result, the dollar amounts of “compensation actually paid” reported in column (c) is equal to the dollar amounts reported in the “summary compensation table total” in column (b) for each corresponding year.

(4)

The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our principal executive officer (“PEO”)) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation—Summary Compensation Table for Fiscal 2024” herein and “Executive Compensation—Summary Compensation Table for Fiscal 2023” in the Company’s proxy statement for Fiscal 2023. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are Richard Li and Michael Binney. Mr. Li was appointed to serve as the Company’s Chief Financial Officer in January 2022 and, accordingly, the average of the amounts reported for the NEOs as a group for Fiscal 2022 reflects a pro-rated portion of his base salary of $100,000 for the period.

(5)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. None of the Company’s NEOs held any equity awards during the applicable years and, accordingly, there were no adjustments made to such NEOs total compensation. As a result, the dollar amounts of “compensation actually paid” reported in column (e) is equal to the dollar amounts reported in the “summary compensation table total” in column (d) for non-PEO NEOs for each corresponding year.

(6) The Company did not pay any dividends during the measurement period. Accordingly, cumulative TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7) The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year. The Company does not use net (loss) income as a performance measure in its executive compensation program.

Relationship Disclosure to Pay Versus Performance Table

As described in more detail above under “Compensation of Named Executive Officers,” the Company’s executive compensation program reflects a performance-driven compensation philosophy and the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Performance Measures

The charts below show, for the past two years, the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs as a group to (i) the Company’s cumulative TSR; and (ii) the Company's net loss.

Compensation Actually Paid vs. Company TSR
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Compensation Actually Paid
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
Value of Fixed $100 Investment Based on TSR
$57.14
$74.32
$98.15
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Value of Fixed $100 Investment Based on TSR

Compensation Actually Paid vs. Net Income (Loss)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Compensation Actually Paid
$1,500
$500
($500)
($1,500)
($2,500)
($3,500)
($4,500)
Net Income (Loss) (thousands)
($3,626)
($1,360)
$766
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (Loss)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation of Directors

During Fiscal 2024, the Company’s directors who were not employees (“Outside Directors”) were compensated for serving on the Board and on its various committees during the period. The Company does not compensate directors who are employees of the Company for their services as directors.

During Fiscal 2024, Outside Directors were each paid an annual director’s fee of $50,000. If an Outside Director had been serving as the Chairman of the Board, they would have received an additional annual fee of $20,000. Each Outside Director serving on the Audit Committee of the Board received an additional fee of $15,000 per annum with no additional fee for serving as chairman of the Audit Committee. Effective January 1, 2025, the Board increased the annual fee paid to the Company’s Outside Directors from $50,000 to $55,000, and the additional annual fee paid to Outside Directors who serving on the Audit Committee of the Board from $15,000 to $20,000. The Company does not pay any additional fees for attendance at meetings of the Board or the committees. Audit Committee fees are paid in four equal quarterly installments per annum. Audit Committee fees are pro-rated in situations where an Outside Director serves less than a full one year or periodic term.

Additionally, the Company’s directors are reimbursed their expenses for attendance at meetings.

The following table provides certain information with respect to the compensation earned or paid to the Company’s Outside Directors during Fiscal 2024.

Director Compensation for Fiscal 2024

Name	Fees Earned or Paid in Cash($)	Total($)
Kareem E. Sethi	$65,000	$65,000
Kin Yuen	$65,000	$65,000

Equity Compensation Plan Information

The Company did not have any equity compensation plans in existence as of March 31, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended March 31, 2024 filed with the SEC, all required Section 16 reports under the Exchange Act for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended March 31, 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Controlling Stockholder

S&T, which is a wholly owned subsidiary of N.A.K.S., which is a wholly owned subsidiary of Nimble, collectively have the shared power to vote and direct the disposition of 15,243,283 shares, or approximately 72.4%, of the Company’s outstanding common stock as of February 7, 2025. Accordingly, the Company is a “controlled company” as defined in Section 801(a) of the Company Guide. From time to time, Emerson engages in business transactions with its controlling stockholder, Nimble, and one or more of Nimble’s direct and indirect subsidiaries.

Indemnification of Officers and Directors

The Company enters into indemnification agreements with each of its directors and officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with its future directors and officers.

Review and Approval of Transactions with Related Parties

It is the policy of the Company that any proposed transaction between the Company and related parties, as defined by the Financial Accounting Standard Board’s Accounting Standards Codification Topic 850 (ASC 850), that will or may reasonably be expected to involve an aggregate amount that exceeds $120,000 in a fiscal year must be pre-approved by the Audit Committee prior to any action in furtherance of such potential transaction being taken by the Board or any executive officer. In reviewing and approving proposed transactions between the Company and related parties, the Audit Committee will determine whether the proposed transaction is entirely fair to the Company and in the Company’s best interest. For purposes of the policy, related parties are as defined within ASC 850, generally, but not limited, meaning (i) an officer or director of the Company or the member of the immediate family of any of them or (ii) any other corporation, partnership, association, limited liability company, limited liability partnership, trust or other entity or organization in which one or more of the Company’s officers or directors are (a) directors, officers, trustees or other fiduciaries or (b) have a financial interest.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF

GRASSI AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY

FOR THE FISCAL YEAR ENDING MARCH 31, 2025

The Audit Committee has appointed Grassi as the Company’s independent registered public accountants to audit the Company’s financial statements for the fiscal year ending March 31, 2025, and has further directed that management submit the selection of independent registered public accountants for ratification by the Company’s stockholders at the annual meeting. Stockholder ratification of the selection of Grassi is not required by our by-laws or otherwise. However, the Company is submitting the selection of Grassi to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Grassi. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders.

Change in Independent Registered Accounting Firm

Resignation of MSPC

As reported on the Company’s Current Report on Form 8-K filed with the SEC on November 28, 2023, on November 22, 2023, the Audit Committee was informed by MSPC Certified Public Accountants and Advisors, a Professional Corporation (“MSPC”) that MSPC would be resigning as the Company’s independent registered public accounting firm effective November 22, 2023. MSPC advised the Company that its decision to resign was due to MSPC’s internal determination to transition away from providing audit services to public companies.

MSPC audited the Company’s financial statements for the fiscal year ended March 31, 2023. MSPC’s report of independent registered public accounting firm, dated June 27, 2024, on the Company’s consolidated balance sheets as of March 31, 2023 and the related consolidated statements of operations, changes in stockholders' equity, and cash flows, for the one year in the period ended March 31, 2023, and the related notes to the financial statements, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Company’s fiscal year ended March 31, 2023, and the subsequent interim period through November 22, 2023: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with MSPC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSPC would have caused MSPC to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company previously provided MSPC with a copy of the foregoing disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from MSPC addressed to the SEC stating that they agree with the above statements. This letter was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on November 28, 2023.

Appointment of Grassi

As reported on the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2024, on May 3, 2024, the Audit Committee approved the engagement of Grassi as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. During the Company’s fiscal year ended March 31, 2023, and the subsequent interim period through May 3, 2024, neither the Company nor anyone acting on its behalf consulted with Grassi regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Representatives of MSPC and Grassi are expected to be present at the Company’s annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all permitted non-audit work performed by the Company’s independent registered public accountants is approved in advance by the Audit Committee, including the proposed fees for such work, in order to ensure that the provision of such services does not impair the public accountants’ independence. The Audit Committee is informed of each service actually rendered. All fees billed to the Company by each of Grassi and MSPC described below were approved by the Audit Committee in compliance with such pre-approval policies and procedures for the fiscal years ended March 31, 2024 and 2023. The Company did not incur any audit-related, tax or other fees with Grassi or MSPC for the fiscal years ended March 31, 2024 and 2023.

Grassi

	Fiscal Years ended March 31,
	2024	2023
Audit fees(1)	$144,000	$--

(1)	“Audit fees” consist of fees in connection with the audit of the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

There were no fees billed to the Company by Grassi for the fiscal years ended March 31, 2023.

MSPC

	Fiscal Years ended March 31,
	2024	2023
Audit fees(1)	$24,000	$91,000

(1)

“Audit fees” consist of fees in connection with the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews by MSPC of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the fiscal years ended March 31, 2024 and 2023

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required for the ratification of the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRASSI AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2025.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers in Fiscal 2024. This advisory vote, commonly known as a “say-on-pay” vote, gives our stockholders the opportunity to express their views on the Company’s executive compensation policies and programs and the compensation paid to our named executive officers in Fiscal 2024. Although this advisory vote is non-binding, our Board of Directors will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

We are asking that our stockholders indicate their support of our executive compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. We encourage stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in Fiscal 2024. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board of Directors is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required for the approval of the compensation of our named executive officers in Fiscal 2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE, ON AN ADVISORY BASIS, “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY

OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Act and Section 14A of the Exchange Act, we are again asking our stockholders to provide their input with regard to the frequency of future advisory votes on the compensation of our named executive officers, such as Proposal 3 of this proxy statement. In particular, we are asking whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

The Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and therefore the Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the effect of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

You may cast your vote for your preferred voting frequency by choosing the option of one year, two years, or three years or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the stockholders of the Company determine, on an advisory basis, whether the preferred frequency of an advisory vote on the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years.”

Vote Required

The choice of frequency that receives the highest number of affirmative “FOR” votes will be considered the advisory vote of our stockholders. You may vote “FOR” one year, “FOR” two years, or “FOR” three years or “ABSTAIN.” A properly executed proxy marked “ABSTAIN” with respect to the frequency of future advisory votes on executive compensation will not be voted with respect to such proposal although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect the outcome of this proposal.

Although this vote is advisory and not binding, the Board will carefully review the results of the vote in making the determination as to the frequency of future advisory votes on our executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE OPTION OF ONCE EVERY THREE YEARS AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

The Company’s Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Company’s Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o Emerson Radio Corp., 959 Route 46 East, Suite 210, Parsippany, New Jersey 07054. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Stockholder proposals to be presented at the Company’s Annual Meeting of Stockholders to be held for the fiscal year ending March 31, 2025 (“Fiscal 2025”), for inclusion in the Company’s proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act, must be received by the Company at its offices located at 959 Route 46 East, Suite 210, Parsippany, New Jersey 07054, addressed to the Secretary, on or before October 20, 2025. If, however, the date of the Company’s Annual Meeting of Stockholders for Fiscal 2025 is changed by more than thirty (30) days from the date of its annual meeting held for Fiscal 2024, the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the Annual Meeting of Stockholders to be held for Fiscal 2025. Such stockholder proposals must comply with the Company’s bylaws and the requirements of Regulation 14A of the Exchange Act. See “Board of Directors and Committees—Considerations in Director Selection” for information on stockholder submissions of nominations for election to the Board of Directors.

Rule 14a-4 of the Exchange Act governs the Company’s use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to the Company’s Annual Meeting of Stockholders for Fiscal 2025, if the Company is not provided notice of a stockholder proposal (i) for director nominations, no later than thirty five (35) business days prior to the date of the Company’s Annual Meeting of Stockholders for Fiscal 2025, or (ii) for matters other than director nominations, no later than January 3, 2026, the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 promulgated under the Exchange Act no later than January 19, 2026.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The Company will pay the cost of soliciting proxies in the accompanying form. The Company’s directors and officers, who will not be paid any additional compensation for such solicitation, may solicit proxies by mail, telephone, telegraph or fax. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Company’s shares of common stock. We have retained the services of Equiniti Trust Company, LLC to solicit proxies by mail, telephone, telegraph or personal contact.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other Annual Meeting materials, please notify your broker or the Company. Direct your written request to our Investor Relations at internet@emersonradio.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of Emerson.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Emerson Radio Corp., 959 Route 46 East, Suite 210, Parsippany, New Jersey 07054 or on-line at the Company’s web site: www.emersonradio.com.

By Order of the Board of Directors,

/s/ Michael Binney
MICHAEL BINNEY
Secretary

February 17, 2025

EMERSON RADIO CORP.

The undersigned hereby appoints Christopher Ho and Michael Binney, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Emerson Radio Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Emerson Radio Corp. to be held at Cooley LLP, 55 Hudson Yards, New York, New York 10001, on Thursday, March 20, 2025, at 9:30 a.m. (Eastern Daylight Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND FOR "THREE YEARS" ON PROPOSAL 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

EMERSON RADIO CORP.

MARCH 20, 2025 (EASTERN TIME)

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and 2024 Annual Report to Stockholders, including the Annual Report of Emerson Radio Corp. on Form 10-K for the fiscal year ended March 31, 2024, are available at http://www.astproxyportal.com/ast/02008

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430304000000000000 4 032025

THE BOARD RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED BELOW IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND FOR "THREE YEARS" ON PROPOSAL 4. .PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Christopher Ho
- ○ Michael Binney
- ○ Kareem E. Sethi
- ○ Kin Yuen

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Grassi & Co., CPAs, P.C. as the independent registered public accountants of the Company for the fiscal year ending March 31, 2025.	☐	☐	☐
3. Advisory vote to approve the compensation of the Company's named executive officers.	☐	☐	☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. Advisory vote to approve the frequency of future advisory votes to approve the compensation of the Company's named executive officers.	☐	☐	☐	☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.